     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 1998
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                               ---------------------
                                      FORM S-8
                               REGISTRATION STATEMENT
                                       under
                             THE SECURITIES ACT OF 1933
                               ---------------------
                           NORTHWEST AIRLINES CORPORATION
               (Exact name of Registrant as specified in its charter)
          DELAWARE                                     95-4205287
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
 incorporation or organization)

                               2700 LONE OAK PARKWAY
                               EAGAN, MINNESOTA 55121
     (Address, including zip code, of Registrant's principal executive office)


                         THE NORTHWEST AIRLINES CORPORATION
                           1998 PILOTS STOCK OPTION PLAN
                              (Full title of the Plan)
                               ----------------------
                             DOUGLAS M. STEENLAND, ESQ.
              EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                           NORTHWEST AIRLINES CORPORATION
                               2700 LONE OAK PARKWAY
                               EAGAN, MINNESOTA 55121
                                   (612) 726-6500
            (Name, address, including zip code, and telephone number,
             including area code, of Registrant's agent for service)
                                     COPIES TO:
                              ROBERT L. FRIEDMAN, ESQ.
                             SIMPSON THACHER & BARTLETT
                                425 LEXINGTON AVENUE
                           NEW YORK, NEW YORK 10017-3954
                                   (212) 455-2000
                               ---------------------


                           CALCULATION OF REGISTRATION FEE





------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                          PROPOSED            PROPOSED
             TITLE OF                                     MAXIMUM              MAXIMUM
          SECURITIES TO              AMOUNT TO         OFFERING PRICE         AGGREGATE                 AMOUNT OF
          BE REGISTERED            BE REGISTERED         PER SHARE(a)      OFFERING PRICE(a)        REGISTRATION FEE(a)
------------------------------------------------------------------------------------------------------------------------------

Common Stock, $.01 par value per
 share(b)...................       2,500,000                $22.81                $57,025,000              $15,852.95
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(a) Pursuant to Rule 457(h) under the Securities Act of 1933, the proposed maximum offering price per share, the proposed maximum aggregate offering price and the amount of registration fee have been computed on the basis of the average of the high and low prices per share of Common Stock on the Nasdaq National Market on October 22, 1998.
(b) Includes Preferred Share Purchase Rights which prior to the occurrence of certain events will not be exercisable or evidenced separately from the Common Stock.

                                      PART II

                 INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents, previously filed by Northwest Airlines Corporation (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are hereby incorporated by reference in this Registration
Statement:

       (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended by the Form 10-K/A for the fiscal year ended December 31, 1997;

       (b) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998;

       (c) the Company's Current Reports on Form 8-K, filed February 19, 1998, April 3, 1998, June 18, 1998, July 14, 1998 and September 1, 1998;
            and

       (d) the description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A/A, dated as of
            April 30, 1998, the description of rights to purchase the Company's Series D Junior Participating Preferred Stock contained in the Company's Registration Statement on Form 8-A/A, dated as of
            July 14, 1998, and any amendment or report filed pursuant to
            Section 12 of the Exchange Act for the purpose of updating those descriptions.

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement indicating that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement. The Exchange Act file number is 0-23642.

ITEM 4.  DESCRIPTION OF SECURITIES

     Not required.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     None.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the General Corporation Law of the State of Delaware (the "Delaware Law") empowers a Delaware corporation to indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent or such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such officer, director, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe his conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually and reasonably, incurred.

     In accordance with Section 102(b)(7) of the Delaware Law, the Second Amended and Restated Certificate of Incorporation of the Company provides that the directors of the Company shall not be personally liable to the Company or its stockholders for monetary damages for violation of their fiduciary duty.

     Article VIII of the bylaws, as amended, of the Company provides for indemnification of the officers and directors of the Company to the full extent permitted by applicable law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not required.

ITEM 8.  EXHIBITS

     The following exhibits are filed as part of this Registration Statement:

     4.1 Second Amended and Restated Certificate of Incorporation of Northwest Airlines Corporation (the "Company") (filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1, File No. 33-74210 (the "S-1") and incorporated herein by reference).

     4.2 Certificate of Amendment to the Company's Second Amended and Restated Certificate of Incorporation (filed as Exhibit 3.3 to the S-1 and incorporated herein by reference).

     4.3 Certificate of Amendment to the Company's Second Amended and Restated Certificate of Incorporation (filed as Exhibit 2.6 to the Company's Registration Statement on Form 8-A/A, dated as of April 30, 1998 (the "Form 8-A/A"), and incorporated herein by reference).

     4.4 Certificate of Designation of Series D Junior Participating Preferred Stock of the Company (filed as Exhibit A to Exhibit 1 to the Company's Current Report on Form 8-K, dated as of November 16, 1995 and incorporated herein by reference).

     4.5 Amended and Restated Bylaws of the Company (filed as Exhibit 2.7 to the Form 8-A/A and incorporated herein by reference).

     5.1  Opinion of Simpson Thacher & Bartlett

     23.1 Consent of Ernst & Young LLP

     23.2 Consent of Simpson Thacher & Bartlett (included in Exhibit 5.1)

     24   Power of Attorney (included in Part II of this Registration Statement)

ITEM 9.  UNDERTAKINGS

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post effective amendment to this Registration Statement:

       (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

       (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

       (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

PROVIDED, HOWEVER, that paragraphs (1)(i) and (1)(ii) above do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d)
of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth in response to Item 15, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on this 28th day of October, 1998.



                                        NORTHWEST AIRLINES CORPORATION




                                        By /s/ Douglas M. Steenland
                                           ----------------------------
                                           Douglas M. Steenland
                                           Executive Vice President,
                                           General Counsel and Secretary




                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Douglas M. Steenland and Mickey P. Foret and each of them individually, his true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including posteffective amendments) to this Registration Statement together with all schedules and exhibits thereto, (ii) act on, sign and file with the Securities and Exchange Commission any registration statement relating to this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended,
(iii) act on, sign and file with the Securities and Exchange Commission any exhibits to this Registration Statement or any such registration statement or amendments (including post-effective amendments), (iv) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (v) act on and file any supplement to any prospectus included in this Registration Statement or any such registration statement or amendment and (vi) take any and all actions which may be necessary, or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact, any of them or any of his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.






          SIGNATURE                               TITLE                                 DATE
          ---------                               -----                                 ----

/s/ John H. Dasburg                President, Chief Executive Officer and            October 28, 1998
-----------------------------      Director (Principal Executive Officer)
    John H. Dasburg


                                                                      3



          SIGNATURE                               TITLE                                   DATE
          ---------                               -----                                   ----
/s/ Mickey P. Foret                Executive Vice President and Chief                October 28, 1998
-----------------------------      Financial Officer (Principal Financial
    Mickey P. Foret                Officer)




/s/ Rolf S. Andresen               Vice President-Finance and Chief                  October 28, 1998
-----------------------------      Accounting Officer (Principal
    Rolf S. Andresen               Accounting Officer)


/s/ Gary L. Wilson
-----------------------------      Chairman of the Board of Directors                October 28, 1998
    Gary L. Wilson


/s/ Richard C. Blum
-----------------------------      Director                                          October 28, 1998
    Richard C. Blum


/s/ Alfred A. Checchi
-----------------------------      Director                                          October 28, 1998

    Alfred A. Checchi


/s/ Doris Kearns Goodwin
-----------------------------      Director                                          October 28, 1998
    Doris Kearns Goodwin


-----------------------------      Director
     Marvin L. Griswold


/s/ Dennis F. Hightower
-----------------------------      Director                                          October 28, 1998
     Dennis F. Hightower


/s/ George J. Kourpias
-----------------------------      Director                                          October 28, 1998
    George J. Kourpias


/s/ Frederic V. Malek
-----------------------------      Director                                          October 28, 1998
    Frederic V. Malek


/s/ Walter F. Mondale
-----------------------------      Director                                          October 28, 1998
    Walter F. Mondale


                                                                      4





          SIGNATURE                               TITLE                                   DATE
          ---------                               -----                                   ----


-----------------------------      Director
      V.A. Ravindran


-----------------------------      Director
      Leo M. van Wijk


/s/ George J. Vojta
-----------------------------      Director                                          October 28, 1998
    George J. Vojta


/s/ Duane E. Woerth
-----------------------------      Director                                          October 28, 1998
    Duane E. Woerth


                                  INDEX TO EXHIBITS



EXHIBIT                                                          SEQUENTIALLY
NUMBER                             DESCRIPTION                   NUMBERED PAGE

4.1 Second Amended and Restated Certificate of Incorporation of Northwest Airlines Corporation (the "Company") (filed as
      Exhibit 3.1 to the Company's Registration Statement on
      Form S-1, File No. 33-74210 (the "S-1") and incorporated herein by reference).

4.2 Certificate of Amendment to the Company's Second Amended and Restated Certificate of Incorporation (filed as
      Exhibit 3.3 to the S-1 and incorporated hereby by reference).

4.3 Certificate of Amendment to the Company's Second Amended and Restated Certificate of Incorporation (filed as
      Exhibit 2.6 to the Company's Registration Statement on Form 8-A/A, dated as of April 30, 1998 (the "Form 8-A/A"), and incorporated herein by reference).

4.4   Certificate of Designation of Series D Junior Participating
      Preferred Stock of the Company (filed as Exhibit A to Exhibit
      1 to the Company's Current Report on Form 8-K, dated as of November 16, 1995 and incorporated herein by reference).

4.5   Amended and Restated Bylaws of the Company (filed as Exhibit
      2.7 to the Form 8-A/A and incorporated herein by reference).

5.1   Opinion of Simpson Thacher & Bartlett

23.1  Consent of Ernst & Young LLP

23.2  Consent of Simpson Thacher & Bartlett (included in
      Exhibit 5.1)

24    Power of Attorney (included in Part II of this Registration
      Statement)


                                          6